UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2021

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Non-Equity Incentive Plan Compensation

On February 23, 2021, the Compensation Committee (the “Committee”) of the board of directors of SmartStop Self Storage REIT, Inc. (the “Company”) approved the payment of non-equity incentive plan compensation in the form of cash bonus payments to the Company’s named executive officers (the “NEOs”) identified in the Company’s prospectus which was a part of the Proxy Statement and Prospectus filed by the Company with the SEC on January 11, 2021 (the “Prospectus”), initially part of the Company’s Registration Statement on Form S-4 filed with the SEC on December 11, 2020.  The cash bonuses were determined in accordance with the Company’s short-term incentive plan, as described in the Company’s previous filings, including the Prospectus, and were based upon quantitative and qualitative performance measures.

The NEOs’ other compensation for 2020 was previously reported by the Company in the Summary Compensation Table included in the Prospectus, except that the amounts of non-equity incentive plan compensation had not been approved by the Committee at the time of filing and were therefore omitted.  The table below updates the previously reported Summary Compensation Table by including the 2020 annual bonus awards payable to each NEO and accordingly revising each NEO’s total compensation amount for 2020.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)		Bonus(2)		Non-Equity Incentive Plan Compensation		Stock Awards(3)		All Other Compensation(4)		Total
Michael S. McClure, Chief Executive Officer	2020		$450,000		$-		$392,513		$650,000		$17,638		$1,510,151
	2019 2018	$ $	233,542 -	$ $	270,445 -	$ $	- -	$ $	578,049 -	$ $	- -	$ $	1,082,036 -
James R. Barry, Chief Financial Officer	2020		$225,000		$-		$118,475		$100,000		$22,991		$466,466
	2019		$115,771		$75,616		$-		$88,931		$10,491		$290,809
	2018		$-		$-		$-		$-		$-		$-
H. Michael Schwartz, Executive Chairman	2020		$625,000		$-		$686,094		$1,250,000		$26,643		$2,587,737
	2019 2018	$ $	323,438 -	$ $	320,205 -	$ $	- -	$ $	1,111,632 -	$ $	328 -	$ $	1,755,603 -
Joe Robinson,(5) Chief Operations Officer	2020		$350,000		$-		$180,975		$125,000		$12,299		$668,274
Wayne Johnson, President and Chief Investment Officer	2020		$250,000		$-		$114,938		$250,000		$25,394		$640,332
	2019 2018	$ $	129,375 -	$ $	160,143 -	$ $	- -	$ $	222,326 -	$ $	11,035 -	$ $	522,879 -

(1)

The compensation data for 2019 reflect the Company’s direct compensation expenses subsequent to June 28, 2019.  Prior to June 28, 2019, the Company had no employees and did not directly compensate any officers, including NEOs. Rather, the Company’s NEOs were compensated by its former external advisor (the “Former External Advisor”), and the Company reimbursed certain fees and expenses to the Former External Advisor pursuant to its advisory agreement.  Amounts shown in the “Salary” column do not reflect any such reimbursements.

(2)

This column reflects bonuses earned prior to fiscal year 2020, which includes the time when such individuals were employed by the Former External Advisor.  Starting with fiscal year 2020, bonuses were payable pursuant to the Company’s incentive plan and are included in the “Non-Equity Incentive Plan Compensation” column above.

(3)

Represents the aggregate grant date fair value of each share of restricted stock and each LTIP Unit computed in accordance with FASB ASC Topic 718.  The grant date fair values of performance-based awards included in this table were calculated based on the outcome of performance measured at target levels since that was the probable outcome at the time of grant.  The assumptions used in calculating these amounts are discussed in Note 12, Equity-Based Compensation, to the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.  Assuming achievement of the maximum performance level, the grant date fair value would have been $812,500, $125,000, $1,562,500, $312,500, and $156,250 for Messrs. McClure, Barry, Schwartz, Johnson, and Robinson, respectively.

(4)	The table below sets forth the components of the “All Other Compensation” column for 2020:

Name	Incremental Cost of Medical Insurance Premiums	401(k) Company Match	Life/AD&D Insurance Premiums
Michael S. McClure	$11,826	$3,023	$2,789
James R. Barry	$11,298	$11,400	$293
H. Michael Schwartz	$12,858	$11,400	$2,057
Wayne Johnson	$12,234	$11,400	$1,760
Joe Robinson	$-	$11,400	$899

For Mr. Schwartz, “All Other Compensation” also includes payment of life insurance premiums in the amount of $328 in connection with Mr. Schwartz’s service on the Company’s board of directors.

(5)	Mr. Robinson became a NEO in 2020.

Additional Information and Where to Find It

In connection with the proposed merger of Strategic Storage Trust IV, Inc. (“SST IV”) with and into a wholly owned subsidiary of the Company (the “Merger”), the Company has filed a registration statement on Form S-4 with the SEC that includes a proxy statement of SST IV and also constitutes a prospectus of the Company. SST IV has mailed to its stockholders the proxy statement/prospectus and other relevant materials, and will hold a meeting of its stockholders to obtain the requisite stockholder approval of the Merger and the Charter Amendment. BEFORE MAKING ANY VOTING DECISION, SST IV’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents that the Company and SST IV file with the SEC from the SEC’s website at www.sec.gov, the Company’s website at https://strategicreit.com/site/sst2, and SST IV’s website at https://strategicreit.com/site/sst4. In addition, the proxy statement/prospectus and other documents filed by the Company and SST IV with the SEC may be obtained from the Company free of charge by directing a request to the following address: SmartStop Self Storage REIT, Inc., Attention: Nicholas M. Look, 10 Terrace Road, Ladera Ranch, California 92694, or by calling (877) 327-3485.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Participants in Solicitation Relating to the Merger

The Company and SST IV and their respective directors and executive officers, as well as SST IV Advisor, may be deemed, under SEC rules, to be participants in the solicitation of proxies from SST IV’s stockholders with respect to the proposed Merger. Security holders can obtain information regarding the names, affiliations and interests of such persons in the proxy statement/prospectus regarding the proposed Merger.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: February 26, 2021	By:	/s/ James R. Barry
James R. Barry
Chief Financial Officer and Treasurer